                                                                      Exhibit 24

                                  AUTHORIZATION

The undersigned hereby authorize and designate Shamrock Activist Value Fund,
L.P. to sign on the undersigned's behalf any Form 3, Form 4 and/or Form 5 pursuant to the Securities Exchange Act of 1934 with respect to securities of
Texas Industries, Inc. for so long as the undersigned may be deemed to have beneficial ownership or a pecuniary interest in any such securities.

Dated:  July 16, 2009

                                       SHAMROCK ACTIVIST VALUE FUND IV, L.P.

                                       By: Shamrock Activist Value Fund GP,
                                           L.L.C., its general partner

                                       By: Shamrock Partners Activist Value
                                           Fund, L.L.C., its managing member

                                       By: /s/ Dennis A. Johnson
                                           ------------------------------------
                                           Name: Dennis A. Johnson
                                           Title: CFA, Vice President

                                       /s/ Stanley P. Gold
                                       ----------------------------------------
                                       Stanley P. Gold

                                       /s/ Dennis A. Johnson
                                       ----------------------------------------
                                       Dennis A. Johnson

                                       SHAMROCK ACTIVIST VALUE FUND GP, L.L.C.

                                       By: Shamrock Partners Activist Value
                                           Fund, L.L.C., its managing member

                                       By: /s/ Dennis A. Johnson
                                           ------------------------------------
                                           Name: Dennis A. Johnson
                                           Title: CFA, Vice President

                                       SHAMROCK PARTNERS ACTIVIST VALUE
                                       FUND, L.L.C.

                                       By: /s/ Dennis A. Johnson
                                           ------------------------------------
                                           Name: Dennis A. Johnson
                                           Title: CFA, Vice President